Exhibit 3.10

POGOTEC, INC.

AMENDMENT NO. 2 TO THE

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO THE SERIES B PREFERRED STOCK PURCHASE AGREEMENT (the “Amendment No. 2”) is made as of April 4 2017, by and between PogoTec, Inc., a Delaware corporation (the “Company”), and the undersigned, together constituting at least a minimum number of parties necessary to amend that certain Series B Preferred Stock Purchase Agreement dated August 24, 2016, as amended (the “Purchase Agreement”), by and between the Company and the persons and entities listed on the Schedule of Investors (each an “Investor” and collectively, as the “Investors”) attached thereto as Exhibit A. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Purchase Agreement.

RECITALS

WHEREAS, the parties hereto desire to amend certain definitions under to the Purchase Agreement.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend the Purchase Agreement as follows:

1. Section 1.3(k) of the Purchase Agreement is hereby amended in its entirety to read as follows:

“(k) “Restated Certificate” means the amended and restated certificate of incorporation of the Company, in substantially the form attached hereto (the “Original Series B Certificate”) for any Closing prior to the date of filing of a certificate of amendment increasing the authorized shares of Series B Preferred to 1,350,000 (the “Certificate of Amendment”) and means the Original Series B Certificate as amended by the Certificate of Amendment for any Closing after the date of filing of the Certificate of Amendment.”

2. Section 1.3(n) of the Purchase Agreement is hereby amended in its entirety to read as follows:

“(n) “Shares” means up to 954,198 shares of Series B Preferred to be sold under this Agreement for any Closing prior to the date of filing of the Certificate of Amendment and means up to 1,192,748 shares of Series B Preferred to be sold under this Agreement for any Closing after the date of filing of the Certificate of Amendment unless the Board authorizes a larger number of shares to be sold under this Agreement, in its sole discretion.”

3. Section 1.3(p) of the Purchase Agreement is hereby amended in its entirety to read as follows:

“(p) “Subsequent Closing Period” means any time between the Initial Closing Date and April 1, 2017.”

4. Except as so amended by this Amendment No. 2, the Purchase Agreement is not amended or modified in any way.

5. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

POGOTEC, INC.,
a Delaware corporation

/s/ Ronald D. Blum
Ronald D. Blum
President and CEO

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Benjamin H. Griswold IV
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/s/ Benjamin H. Griswold IV
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Steven M. Silverstein MD
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/s/ Steven M. Silverstein MD
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

John M. Pino O.D. Ph.D
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/s/ John M. Pino O.D. Ph.D
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Bruce Silverstein
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/s/ Bruce Silverstein
(Signature)

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(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Niedermark LLC
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/s/ Niedermark LLC
(Signature)

Mark Tilson
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president
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(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Richard Clompus
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/s/ Richard Clompus
(Signature)

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(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Jeffrey Tilson MD
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/s/ Jeffrey Tilson MD
(Signature)

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(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Scott G. Shoup and Amanda J. Shoup
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/s/ Scott G. Shoup and Amanda J. Shoup
(Signature)

Scott Shoup
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(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Steve Schmidt
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/s/ Steve Schmidt
(Signature)

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(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Jeffrey W. Jones OD
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/s/ Jeffrey W. Jones OD
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Steven Schoenbart
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/s/ Steven Schoenbart
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Richard Gordon Faux
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/s/ Richard Gordon Faux
(Signature)

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(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Chamberlain & Steward Associates Ltd.
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/s/ Norman Volk
(Signature)

Norman Volk
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President
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(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Chamberlain & Steward Profit Sharing Plan & Trust DTD 6/17/85
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/s/ Norman Volk
(Signature)

Norman Volk
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Trustee
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(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Chamberlin & Steward Profit Sharing Plan & Trust DTD 6/17/85
(Print investor name)

/s/ Norman Volk
(Signature)

Norman Volk
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Richard M. Soll
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/s/ Richard M. Soll
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

KIPLIN CAPITAL FUND I, LLC,
by its Managing Member,

KIPLIN CAPITAL, LLC,

/s/ Benjamin H. Griswold, IV
Name: Benjamin H. Griswold, IV
Title: Manager

/s/ Jack S. Griswold
Name: Jack S. Griswold
Title: Manager

/s/ Laurence G. Constable
Name: Laurence G. Constable
Title: Manager

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Sir Crispin Davis
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/s/ Sir Crispin Davis
(Signature)

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(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Guan Chong
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/s/ Guan Chong
(Signature)

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(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

W.R. Ford Smith II Revocable Trust
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/s/ Ford Smith
(Signature)

Ford Smith
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Trustee
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(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Fly High Eyes LLC
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/s/ Brendan Sheil
(Signature)

Brendan Sheil
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(Print title of signatory, if signing for an entity)

(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Daniel J. Ross
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/s/ Daniel J. Ross
(Signature)

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(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered as of the date and year first written above.

INVESTOR:

Kenrick Arch Pty Ltd
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/s/ Phil Scanlan
(Signature)

Phil Scanlan
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Director
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(PogoTec, Inc. Amendment No.2 to the Series B Preferred Stock Purchase Agreement)